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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        January 19, 2001
                         Date of Report
               (Date of Earliest Event Reported)

                       SANGUINE CORPORATION
     (Exact Name of Registrant as Specified in its Charter)

       Nevada                         0-24480                95-4347608
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                    101 East Green Street, #11
                 Pasadena, California 91105
            (Address of Principal Executive Offices)

                         (626) 405-0079
                 Registrant's Telephone Number


Item 5.   Other.

          On January 19, 2001, Sanguine Corporation ("Sanguine"), executed a Service Agreement ("Agreement") with IriSys Research and Development LLC ("IriSys"), pursuant to which IriSys will provide Sanguine with services and expertise in the preformulation development, analytical chemistry and stability protocol design and testing, including preparation of regulatory standards required to achieve regulatory compliance for Sanguine's synthetic product for human red blood cells, PHER-O2. Sanguine intends to seek product approval through a Food and Drug Administration ("FDA") "fast track" application.

          A copy of the Service Agreement is attached hereto and incorporated herein by reference. See Item 7.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (a)  Financial Statements of Businesses Acquired.

               None; not applicable.

          (b)  Pro Forma Financial Information.

               None; not applicable.

          Exhibits.

Exhibit
Number                   Description
------                   -----------

10.1      Service Agreement

                             SIGNATURES


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SANGUINE CORPORATION

Date: 2/21/01                 By:/s/Thomas C. Drees
     -------------            --------------------------------------
                              Thomas C. Drees, Ph.D.
                              CEO, President and Chairman of the Board of
                              Directors